Exhibit 10.2

FIRST AMENDMENT TO THE

IPC THE HOSPITALIST COMPANY, INC.

2012 EQUITY PARTICIPATION PLAN

WHEREAS, the Board of Directors of IPC The Hospitalist Company, Inc. (“Company”) has adopted the IPC The Hospitalist Company, Inc. 2012 Equity Participation Plan (the “Plan”), subject to stockholder approval at the Company’s annual meeting scheduled for June 7, 2012; and

WHEREAS, the Company considers it desirable to amend the Plan to reduce the number of shares of Company common stock to be available for awards granted under the Plan.

NOW, THEREFORE, by virtue and in exercise of the power reserved to the Board of Directors of the Company by Section 5.2 of the Plan, the Plan hereby is amended by deleting the reference to “2,100,000 shares,” where it appears in Section 1.5 of the Plan, and inserting a reference to “1,800,000 shares” in its place.

IN WITNESS WHEREOF, the foregoing amendment was duly adopted by the Board of Directors this 30th day of May 2012.

IPC The Hospitalist Company, Inc.
Date: May 30, 2012
	By:	/s/ Devra G. Shapiro
Chief Administrative Officer & Corporate
	Its:	Secretary